UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 9, 2021
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001740849
Benchmark 2018-B4 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013454
Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000835271
JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

New York	333-206705-14	38-4083222 38-4083223 38-7206184
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity)

(212) 250-2500
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The Marina Heights State Farm Mortgage Loan, which constituted approximately 5.2% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the trust and servicing agreement, dated as of December 29, 2017 relating to the GS Mortgage Securities Corporation Trust 2017-FARM filed as Exhibit 4.3 to the registrant’s Current Report on Form 8-K filed on July 13, 2018 (the “GSMS 2017-FARM TSA”).  Pursuant to Section 6.4(a) of the GSMS 2017-FARM TSA, AEGON USA Realty Advisors, LLC, an Iowa limited liability company, was removed as special servicer of the Marina Heights State Farm Mortgage Loan and Situs Holdings, LLC (“Situs Holdings”), a Delaware limited liability company, was appointed as the successor special servicer of the Marina Heights State Farm Mortgage Loan under the GSMS 2017-FARM TSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of April 9, 2021, the Marina Heights State Farm Mortgage Loan will be specially serviced, if necessary, pursuant to the GSMS 2017-FARM TSA, by Situs Holdings.  The principal executive office of Situs Holdings is located at 5065 Westheimer, Suite 700E, Houston, Texas 77056 and its telephone number is (713) 328-4400.  Situs Holdings maintains its principal special servicing office at 101 Montgomery Street, Suite 2250, San Francisco, California 94104.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Registrant)

/s/ Natalie Grainger
Natalie Grainger, Director

Date:  April 9, 2021

/s/ Matt Smith
Matt Smith, Director

Date:  April 9, 2021